EXHIBIT 10.1

SECOND AMENDMENT TO LOAN AGREEMENT

            THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of the 31st day of August, 2010, by and among (a) LABARGE, INC., a Delaware corporation (the “Company”), LABARGE ELECTRONICS, INC., a Missouri corporation (“LaBarge Electronics”) and LABARGE ACQUISITION COMPANY, INC., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. BANK NATIONAL ASSOCIATION and WELLS FARGO BANK, NATIONAL ASSOCIATION (individually, a “Lender” and collectively, the "Lenders") and (c) U.S. BANK NATIONAL ASSOCIATION, as agent for the Lenders (in such capacity, the “Agent”).

WITNESSETH:

            WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Loan Agreement dated as of December 22, 2008, as amended by that certain First Amendment to Loan Agreement dated as of January 30, 2009 (as so amended, the "Loan Agreement"; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Loan Agreement as amended by this Amendment); and

            WHEREAS, the Borrowers, the Lenders and the Agent desire to amend the Loan Agreement in the manner hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

            1.         Clauses (ii) and (iii) of Section 2.05(a) of the Loan Agreement are hereby amended to read as follows:

            “(ii)       the date of issuance of such Letter of Credit must be a Business Day which is at least one (1) Business Day before the last day of the Revolving Credit Period;

            “(iii)      the term of any such Letter of Credit shall not extend beyond the earlier of (A) the date which is one (1) year after the date of issuance thereof (subject to customary renewal or “evergreen” features so long as such Letter of Credit may be terminated (including by way of electing not to renew) at the option of U.S. Bank prior to the date set forth in the following clause (B)) or (B) the date which is one (1) year after the last day of the Revolving Credit Period;”

            2.         Clause (ii) of Section 2.05(d) of the Loan Agreement is hereby amended to read as follows:

            “(ii)       with respect to each Letter of Credit, a nonrefundable commitment fee at a rate per annum equal to (A) so long as no Event of Default has occurred and is continuing, the Applicable LIBOR Margin (calculated on an actual day, 360‑day year basis) and (B) so long as any Event of Default has occurred and is continuing, Three Percent (3%) per annum over and above the Applicable LIBOR Margin (calculated on an actual day, 360‑day year basis), on the undrawn face amount of each such Letter of Credit ("Letter of Credit Commitment Fees"), which Letter of Credit Commitment Fees shall be due and payable quarterly in arrears on each March 31, June 30, September 30 and December 31 during the term of such Letter of Credit and on the date of the expiration or termination of such Letter of Credit; and”

            3.         The Borrowers hereby jointly and severally agree to reimburse the Agent upon demand for all out‑of‑pocket costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by the Agent in the preparation, negotiation and/or execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Borrowers' existing credit facilities from the Lenders. All of the obligations of the Borrowers under this paragraph shall survive the payment of the Borrower's Obligations owed by any one or more of the Borrowers and the termination of the Loan Agreement.

            4.         All references in the Loan Agreement to "this Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. All references in the other Transaction Documents to the Loan Agreement and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment and as the same may from time to time be further amended, modified, extended, renewed or restated. Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Loan Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

            5.         This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agent and their respective successors and assigns, except that no Borrower may assign, transfer or delegate any of its rights or obligations under the Loan Agreement as amended by this Amendment.

            6.         Each Borrower hereby represents and warrants to the Agent and each Lender that:

            (a)        the execution, delivery and performance by such Borrower of this Amendment are within the corporate powers of such Borrower, have been duly authorized by all necessary corporate action on the part of such Borrower and require no consent of, action by or in respect of, or filing, recording or registration with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

            (b)        the execution, delivery and performance by such Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the certificate or articles of incorporation or by‑laws of such Borrower, any applicable law, rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory body, instrumentality, authority, agency or official or any agreement, document or instrument to which such Borrower is a party or by which such Borrower or any of its Property or assets is bound or to which such Borrower or any of its Property or assets is subject;

            (c)        this Amendment has been duly executed and delivered by such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms;

            (d)        all of the representations and warranties made by such Borrower and/or any other Obligor in the Loan Agreement and/or in any other Transaction Document are true and correct in all material respects on and as of the date of this Amendment as if made on and as of the date of this Amendment (and for purposes of this representation and warranty, the representations and warranties made by the Company in Section 4.04 of the Loan Agreement shall be deemed to refer to the most recent financial statements of the Company and its Subsidiaries delivered to the Agent and each Lender pursuant to Section 5.01(a) of the Loan Agreement); and

            (e)        as of the date of this Amendment and after giving effect to this Amendment, no Default or Event of Default under or within the meaning of the Loan Agreement has occurred and is continuing.

            7.         In the event of any inconsistency or conflict between this Amendment and the Loan Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

            8.         This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

            9.         This notice is provided pursuant to Section 432.047 R.S.Mo. As used herein, “borrower(s)” means the Borrowers, “creditor” means the Lenders and the Agent and “this writing” means the Loan Agreement as amended by this Amendment and the other Transaction Documents. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

            10.       This Amendment may be executed in any number of counterparts (including facsimile or pdf counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            11.       Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until the Agent shall have received:

            (a)        this Amendment, duly executed by each Borrower, each Lender and the Agent;

            (b)        a consent of guarantors with respect to the Revolving Credit Guaranty (which must be in form and substance satisfactory to the Agent), duly executed by each of LaBarge Electronics, LaBarge Acquisition and LaBarge/STC;

            (c)        a consent of guarantors with respect to the LaBarge Electronics Term Loan Guaranty (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of the Company, LaBarge Acquisition and LaBarge/STC;

            (d)        a consent of guarantors with respect to the LaBarge Acquisition Term Loan Guaranty (which must be in form and substance satisfactory to the Agent and each Lender), duly executed by each of the Company, LaBarge Electronics and LaBarge/STC;

            (e)        a copy of resolutions of the Board of Directors of the Company, duly adopted, which authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to which the Company is a party;

            (f)         a copy of resolutions of the Board of Directors of LaBarge Electronics, duly adopted, which authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to which LaBarge Electronics is a party;

            (g)        a copy of resolutions of the Board of Directors of LaBarge Acquisition, duly adopted, which authorize the execution, delivery and performance of this Amendment and the other Transaction Documents to which LaBarge Acquisition is a party;

            (h)        an incumbency certificate, executed by the Secretary of the Company, which shall identify by name and title and bear the signatures of all of the officers of the Company executing this Amendment and/or any of the other Transaction Documents;

            (i)         an incumbency certificate, executed by the Secretary of LaBarge Electronics, which shall identify by name and title and bear the signatures of all of the officers of LaBarge Electronics executing this Amendment and/or any of the other Transaction Documents;

            (j)         an incumbency certificate, executed by the Secretary of LaBarge Acquisition, which shall identify by name and title and bear the signatures of all of the officers of LaBarge Acquisition executing this Amendment and/or any of the other Transaction Documents; and

            (k)        certificates of corporate good standing of each of the Company, LaBarge Electronics, LaBarge Acquisition and LaBarge/STC issued by the Secretary of State of the state of its incorporation.

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SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Second Amendment to Loan Agreement as of the 31st day of August, 2010.

LABARGE, INC.

By /s/CRAIG E. LaBARGE
Name: CRAIG E. LaBARGE
Title: CEO AND PRESIDENT

LABARGE ELECTRONICS, INC.

By /s/CRAIG E. LaBARGE
Name: CRAIG E. LaBARGE
Title: CEO AND PRESIDENT

LABARGE ACQUISITION COMPANY, INC.

By /s/CRAIG E. LaBARGE
Name: CRAIG E. LaBARGE
Title: CEO AND PRESIDENT

U.S. BANK NATIONAL ASSOCIATION

By /s/DANIEL LEE TILGHMAN
Name: DANIEL LEE TILGHMAN
Title: VICE PRESIDENT

WELLS FARGO BANK, NATIONAL
ASSOCIATION

By /s/KEVIN L. HANDLEY
Name: KEVIN L. HANDLEY
Title: VICE PRESIDENT

U.S. BANK NATIONAL ASSOCIATION, as Agent

By /s/DANIEL LEE TILGHMAN
Name: DANIEL LEE TILGHMAN
Title: VICE PRESIDENT

CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain Second Amendment to Loan Agreement dated as of August 31, 2010, by and among (a) LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) and LaBarge Acquisition Company, Inc., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. Bank National Association and Wells Fargo Bank, National Association (collectively, the “Lenders”) and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "Second Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the Second Amendment to Loan Agreement will not adversely affect or impair any of its obligations to the Agent and/or any Lender evidenced by or arising under or in respect of that certain Guaranty dated as of December 22, 2008, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of the Company to the Agent and the Lenders (the "Revolving Credit Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the Revolving Credit Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of December 22, 2008, by and among the Borrowers, the Lenders and the Agent, as amended by that certain First Amendment to Loan Agreement dated as of January 30, 2009, and the Second Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by the Company is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the Revolving Credit Guaranty and (c) the Revolving Credit Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 31st day of August, 2010.

LABARGE ELECTRONICS, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: DONALD H. NONNENKAMP
Title: VICE PRESIDENT AND CFO

LABARGE ACQUISITION COMPANY, INC.,
Guarantor

By /s/DONALD H. NONNENKAMP
Name: DONALD H. NONNENKAMP
Title: VICE PRESIDENT AND CFO

LABARGE/STC, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: DONALD H. NONNENKAMP
Title: VICE PRESIDENT AND CFO

CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain Second Amendment to Loan Agreement dated as of August 31, 2010, by and among (a) LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) and LaBarge Acquisition Company, Inc., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. Bank National Association and Wells Fargo Bank, National Association (collectively, the “Lenders”) and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "Second Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the Second Amendment to Loan Agreement will not adversely affect or impair any of its obligations to the Agent and/or any Lender evidenced by or arising under or in respect of that certain Guaranty dated as of December 22, 2008, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of LaBarge Electronics to the Agent and the Lenders (the "LaBarge Electronics Term Loan Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the LaBarge Electronics Term Loan Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of December 22, 2008, by and among the Borrowers, the Lenders and the Agent, as amended by that certain First Amendment to Loan Agreement dated as of January 30, 2009, and the Second Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by LaBarge Electronics is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the LaBarge Electronics Term Loan Guaranty and (c) the LaBarge Electronics Term Loan Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 31st day of August, 2010.

LABARGE, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: DONALD H. NONNENKAMP
Title: VICE PRESIDENT AND CFO

LABARGE ACQUISITION COMPANY, INC.,
Guarantor

By /s/DONALD H. NONNENKAMP
Name: DONALD H. NONNENKAMP
Title: VICE PRESIDENT AND CFO

LABARGE/STC, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: DONALD H. NONNENKAMP
Title: VICE PRESIDENT AND CFO

CONSENT OF GUARANTORS

            Each of the undersigned hereby consents to the terms, provisions and conditions contained in that certain Second Amendment to Loan Agreement dated as of August 31, 2010, by and among (a) LaBarge, Inc., a Delaware corporation (the “Company”), LaBarge Electronics, Inc., a Missouri corporation (“LaBarge Electronics”) and LaBarge Acquisition Company, Inc., a Missouri corporation (“LaBarge Acquisition”) (individually, a “Borrower” and collectively, the “Borrowers”), (b) U.S. Bank National Association and Wells Fargo Bank, National Association (collectively, the “Lenders”) and (c) U.S. Bank National Association, as agent for the Lenders (in such capacity, the “Agent”) (the "Second Amendment to Loan Agreement"). Each of the undersigned hereby acknowledges and agrees that (a) the execution, delivery and performance by the Borrowers of the Second Amendment to Loan Agreement will not adversely affect or impair any of its obligations to the Agent and/or any Lender evidenced by or arising under or in respect of that certain Guaranty dated as of December 22, 2008, and executed by the undersigned in favor of the Agent and the Lenders with respect to the indebtedness of LaBarge Acquisition to the Agent and the Lenders (the "LaBarge Acquisition Term Loan Guaranty"; all capitalized terms used and not otherwise defined in this Consent of Guarantors shall have the respective meanings ascribed to them in the LaBarge Acquisition Term Loan Guaranty), (b) payment of all of the "Borrower's Obligations" (as defined in that certain Loan Agreement dated as of December 22, 2008, by and among the Borrowers, the Lenders and the Agent, as amended by that certain First Amendment to Loan Agreement dated as of January 30, 2009, and the Second Amendment to Loan Agreement and as the same may from time to time be further amended, modified, extended, renewed or restated) owed by LaBarge Acquisition is jointly and severally guaranteed to the Agent and the Lenders by such undersigned pursuant to the terms of the LaBarge Acquisition Term Loan Guaranty and (c) the LaBarge Acquisition Term Loan Guaranty is in full force and effect on the date hereof and the same is hereby ratified and confirmed.

            Executed as of the 31st day of August, 2010.

LABARGE, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: DONALD H. NONNENKAMP
Title: VICE PRESIDENT AND CFO

LABARGE ELECTRONICS, INC.,
Guarantor

By /s/DONALD H. NONNENKAMP
Name: DONALD H. NONNENKAMP
Title: VICE PRESIDENT AND CFO

LABARGE/STC, INC., Guarantor

By /s/DONALD H. NONNENKAMP
Name: DONALD H. NONNENKAMP
Title: VICE PRESIDENT AND CFO

CERTIFIED BOARD OF DIRECTOR RESOLUTIONS

     The undersigned, Secretary of LaBarge, Inc., a Delaware corporation (the “Company”), hereby certifies to U.S. Bank National AssociationandWells Fargo Bank, National Association(individually, a “Bank” and collectively, the “Banks”), that the following is a true, correct and complete copy of certain resolutions duly adopted by the Board of Directors of the Company on December 17, 2008, in accordance with the laws of the State of Delaware and the Certificate of Incorporation and By-Laws of the Company, and that said resolutions have not been amended, modified, rescinded or revoked in any manner whatsoever and are on the date hereof still in full force and effect:

     RESOLVED, that any one (1) of the following officers of the Company, to-wit: President, any Vice President, Chief Financial Officer, Treasurer or Secretary, and each of them acting alone, are hereby authorized and empowered for and in behalf and in the name of the Company:

     (a)  to borrow money and obtain letters of credit and other financial accommodations in any form from any one or more of the Banks in such amounts, for such periods of time and upon such terms and conditions as such officer(s) may deem desirable, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such notes, credit agreements, loan agreements, drafts, acceptances and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (b)  to guarantee to any one or more of the Banks and/or any agent for any one or more of the Banks the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to any one or more of the Banks and/or any agent for any one or more of the Banks, whether now existing or hereafter incurred or arising, upon such terms and conditions as any one or more of the Banks and/or any agent for any one or more of the Banks may require, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such guaranties and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (c)  to pledge with, or assign, endorse, negotiate and guarantee to, any one or more of the Banks and/or any agent for any one or more of the Banks, or to grant to any one or more of the Banks and/or any agent for any one or more of the Banks a lien, mortgage, deed of trust or other encumbrance on or a security interest in, such present and future assets and property of the Company, real or personal, tangible or intangible, or any interest therein, as may now or hereafter be required by any one or more of the Banks and/or any agent for any one or more of the Banks, including, without limitation, present and future accounts, accounts receivable, contract rights, payment intangibles, documents, bills of lading, warehouse receipts, instruments, promissory notes, chattel paper, general intangibles, investment property, financial assets, securities, stocks, bonds, deposit accounts, certificates of deposit, insurance policies, inventory, machinery, equipment, furniture, furnishings, fixtures and real estate, as security for any and all indebtedness, liabilities and obligations of the Company or any other individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to any one or more of the Banks and/or any agent for any one or more of the Banks, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such security agreements, pledge agreements, mortgages, deeds of trust, assignments, agreements of pledge, hypothecation agreements and financing statements and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (d)  to subordinate the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Company, whether now existing or hereafter incurred or arising, to the payment and performance of any and all indebtedness, liabilities and obligations of such individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to any one or more of the Banks and/or any agent for any one or more of the Banks, whether now existing or hereafter incurred or arising, upon such terms and conditions as any one or more of the Banks and/or any agent for any one or more of the Banks may require, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such subordination agreements and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (e)  to withdraw from any one or more of the Banks and/or any agent for any one or more of the Banks and give receipts therefor, and to authorize and request any one or more of the Banks and/or any agent for any one or more of the Banks to sell and deliver for the account of the Company, any of the assets and property of the Company at any time pledged, assigned or endorsed to any one or more of the Banks and/or any agent for any one or more of the Banks or upon which any one or more of the Banks and/or any agent for any one or more of the Banks has a lien, mortgage, deed of trust, security interest or other encumbrance;

     (f)  from time to time to amend, modify, restructure, supplement, extend, renew or terminate any arrangements or agreements with any one or more of the Banks and/or any agent for any one or more of the Banks upon such terms and conditions as such officer(s) of the Company may deem desirable, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith; and

     (g)  to take any and all other actions and execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks any and all other agreements, documents, instruments and certificates (including, without limitation, borrowing notices, borrowing requests, borrowing base certificates, collateral reports and compliance certificates) as may be necessary or appropriate to consummate the transactions authorized by these resolutions and to perform all of the terms, provisions and conditions of each of the agreements, documents, instruments and certificates referred to in these resolutions.

     FURTHER RESOLVED, that the execution by any such officer(s) of the Company of any agreement, document, instrument or certificate referred to in these resolutions shall be conclusive evidence and full proof of the approval thereof and of all of the terms, provisions and conditions contained therein and that any and all acts and things which any such officer(s) of the Company may do or perform in conformity with the powers conferred upon them by these resolutions are hereby expressly authorized, approved, ratified and confirmed.

     FURTHER RESOLVED, that the Secretary and each other officer of the Company be, and hereby is, authorized and empowered to certify to any one or more of the Banks and/or any agent for any one or more of the Banks the names of the present officers of the Company and the offices, respectively, held by them, together with specimens of their signatures, and in case of any change of any office holder, the fact of such change and the name of any new officer together with a specimen of his or her signature; and each Bank and each agent for any one or more of the Banks are hereby authorized to honor any instrument signed by any new officer or officers in respect of whom it has received any such certificate or certificates, with the same force and effect as if said officer or officers were named in the foregoing resolutions.

     FURTHER RESOLVED, that each Bank and each agent for any one or more of the Banks shall be indemnified and held harmless by the Company from and against any and all damages, losses, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by such Bank or such agent in acting pursuant to these resolutions, and until each Bank and each agent for any one or more of the Banks has actually received notice in writing from the Secretary or any other officer of the Company of any change in these resolutions each Bank and each agent for any one or more of the Banks is authorized to act in pursuance hereof.

     The undersigned further certifies that the persons whose names, titles and signatures are set forth below are duly elected, qualified and acting officers of the Company and hold on the date hereof the office(s) set opposite their respective names and the signatures appearing opposite their respective names are the genuine signatures of such officers:

Name                  Title                      Signature

Craig E. LaBarge      President and Chief

                      Executive Officer          /s/CRAIG E. LaBARGE

Donald H. Nonnenkamp  Chief Financial Officer

                      and Secretary              /s/DONALD H. NONNENKAMP

     The undersigned further certifies that there have been no amendments or other changes to the Certificate of Incorporation or By-Laws of the Company on or after December 22, 2008.

     IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of the Company as of the 31st day of August, 2010.

                                      /s/DONALD H. NONNENKAMP

                                      Donald H. Nonnenkamp, Secretary

CERTIFIED BOARD OF DIRECTOR RESOLUTIONS

     The undersigned, Secretary of LaBarge Electronics, Inc., a Missouri corporation (the “Company”), hereby certifies to U.S. Bank National Associationand Wells Fargo Bank, National Association(individually, a “Bank” and collectively, the “Banks”), that the following is a true, correct and complete copy of certain resolutions duly adopted by the Board of Directors of the Company on December 17, 2008, in accordance with the laws of the State of Missouri and the Articles of Incorporation and By-Laws of the Company, and that said resolutions have not been amended, modified, rescinded or revoked in any manner whatsoever and are on the date hereof still in full force and effect:

     RESOLVED, that any one (1) of the following officers of the Company, to-wit: President, any Vice President, Chief Financial Officer, Treasurer or Secretary, and each of them acting alone, are hereby authorized and empowered for and in behalf and in the name of the Company:

     (a)  to borrow money and obtain letters of credit and other financial accommodations in any form from any one or more of the Banks in such amounts, for such periods of time and upon such terms and conditions as such officer(s) may deem desirable, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such notes, credit agreements, loan agreements, drafts, acceptances and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (b)  to guarantee to any one or more of the Banks and/or any agent for any one or more of the Banks the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to any one or more of the Banks and/or any agent for any one or more of the Banks, whether now existing or hereafter incurred or arising, upon such terms and conditions as any one or more of the Banks and/or any agent for any one or more of the Banks may require, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such guaranties and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (c)  to pledge with, or assign, endorse, negotiate and guarantee to, any one or more of the Banks and/or any agent for any one or more of the Banks, or to grant to any one or more of the Banks and/or any agent for any one or more of the Banks a lien, mortgage, deed of trust or other encumbrance on or a security interest in, such present and future assets and property of the Company, real or personal, tangible or intangible, or any interest therein, as may now or hereafter be required by any one or more of the Banks and/or any agent for any one or more of the Banks, including, without limitation, present and future accounts, accounts receivable, contract rights, payment intangibles, documents, bills of lading, warehouse receipts, instruments, promissory notes, chattel paper, general intangibles, investment property, financial assets, securities, stocks, bonds, deposit accounts, certificates of deposit, insurance policies, inventory, machinery, equipment, furniture, furnishings, fixtures and real estate, as security for any and all indebtedness, liabilities and obligations of the Company or any other individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to any one or more of the Banks and/or any agent for any one or more of the Banks, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such security agreements, pledge agreements, mortgages, deeds of trust, assignments, agreements of pledge, hypothecation agreements and financing statements and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (d)  to subordinate the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Company, whether now existing or hereafter incurred or arising, to the payment and performance of any and all indebtedness, liabilities and obligations of such individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to any one or more of the Banks and/or any agent for any one or more of the Banks, whether now existing or hereafter incurred or arising, upon such terms and conditions as any one or more of the Banks and/or any agent for any one or more of the Banks may require, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such subordination agreements and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (e)  to withdraw from any one or more of the Banks and/or any agent for any one or more of the Banks and give receipts therefor, and to authorize and request any one or more of the Banks and/or any agent for any one or more of the Banks to sell and deliver for the account of the Company, any of the assets and property of the Company at any time pledged, assigned or endorsed to any one or more of the Banks and/or any agent for any one or more of the Banks or upon which any one or more of the Banks and/or any agent for any one or more of the Banks has a lien, mortgage, deed of trust, security interest or other encumbrance;

     (f)  from time to time to amend, modify, restructure, supplement, extend, renew or terminate any arrangements or agreements with any one or more of the Banks and/or any agent for any one or more of the Banks upon such terms and conditions as such officer(s) of the Company may deem desirable, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith; and

     (g)  to take any and all other actions and execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks any and all other agreements, documents, instruments and certificates (including, without limitation, borrowing notices, borrowing requests, borrowing base certificates, collateral reports and compliance certificates) as may be necessary or appropriate to consummate the transactions authorized by these resolutions and to perform all of the terms, provisions and conditions of each of the agreements, documents, instruments and certificates referred to in these resolutions.

     FURTHER RESOLVED, that the execution by any such officer(s) of the Company of any agreement, document, instrument or certificate referred to in these resolutions shall be conclusive evidence and full proof of the approval thereof and of all of the terms, provisions and conditions contained therein and that any and all acts and things which any such officer(s) of the Company may do or perform in conformity with the powers conferred upon them by these resolutions are hereby expressly authorized, approved, ratified and confirmed.

     FURTHER RESOLVED, that the Secretary and each other officer of the Company be, and hereby is, authorized and empowered to certify to any one or more of the Banks and/or any agent for any one or more of the Banks the names of the present officers of the Company and the offices, respectively, held by them, together with specimens of their signatures, and in case of any change of any office holder, the fact of such change and the name of any new officer together with a specimen of his or her signature; and each Bank and each agent for any one or more of the Banks are hereby authorized to honor any instrument signed by any new officer or officers in respect of whom it has received any such certificate or certificates, with the same force and effect as if said officer or officers were named in the foregoing resolutions.

     FURTHER RESOLVED, that each Bank and each agent for any one or more of the Banks shall be indemnified and held harmless by the Company from and against any and all damages, losses, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by such Bank or such agent in acting pursuant to these resolutions, and until each Bank and each agent for any one or more of the Banks has actually received notice in writing from the Secretary or any other officer of the Company of any change in these resolutions each Bank and each agent for any one or more of the Banks is authorized to act in pursuance hereof.

     The undersigned further certifies that the persons whose names, titles and signatures are set forth below are duly elected, qualified and acting officers of the Company and hold on the date hereof the office(s) set opposite their respective names and the signatures appearing opposite their respective names are the genuine signatures of such officers:

Name                  Title                      Signature

Craig E. LaBarge      President and Chief

                      Executive Officer          /s/CRAIG E. LaBARGE

Donald H. Nonnenkamp  Chief Financial Officer

                      and Secretary              /s/DONALD H. NONNENKAMP

     The undersigned further certifies that there have been no amendments or other changes to the Articles of Incorporation or By-Laws of the Company on or after December 22, 2008.

     IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of the Company as of the 31st day of August, 2010.

                                      /s/DONALD H. NONNENKAMP

                                      Donald H. Nonnenkamp, Secretary

CERTIFIED BOARD OF DIRECTOR RESOLUTIONS

     The undersigned, Secretary of LaBarge Acquisition Company, Inc., a Missouri corporation (the "Company"), hereby certifies to U.S. Bank National Association and Wells Fargo Bank, National Association (individually, a “Bank” and collectively, the “Banks”) that the following is a true, correct and complete copy of certain resolutions duly adopted by the Board of Directors of the Company on December 17, 2008, in accordance with the laws of the State of Missouri and the Articles of Incorporation and By-Laws of the Company, and that said resolutions have not been amended, modified, rescinded or revoked in any manner whatsoever and are on the date hereof still in full force and effect:

     RESOLVED, that any one (1) of the following officers of the Company, to-wit: President, any Vice President, Chief Financial Officer, Treasurer or Secretary, and each of them acting alone, are hereby authorized and empowered for and in behalf and in the name of the Company:

     (a)  to borrow money and obtain letters of credit and other financial accommodations in any form from any one or more of the Banks in such amounts, for such periods of time and upon such terms and conditions as such officer(s) may deem desirable, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such notes, credit agreements, loan agreements, drafts, acceptances and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (b)  to guarantee to any one or more of the Banks and/or any agent for any one or more of the Banks the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to any one or more of the Banks and/or any agent for any one or more of the Banks, whether now existing or hereafter incurred or arising, upon such terms and conditions as any one or more of the Banks and/or any agent for any one or more of the Banks may require, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such guaranties and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (c)  to pledge with, or assign, endorse, negotiate and guarantee to, any one or more of the Banks and/or any agent for any one or more of the Banks, or to grant to any one or more of the Banks and/or any agent for any one or more of the Banks a lien, mortgage, deed of trust or other encumbrance on or a security interest in, such present and future assets and property of the Company, real or personal, tangible or intangible, or any interest therein, as may now or hereafter be required by any one or more of the Banks and/or any agent for any one or more of the Banks, including, without limitation, present and future accounts, accounts receivable, contract rights, payment intangibles, documents, bills of lading, warehouse receipts, instruments, promissory notes, chattel paper, general intangibles, investment property, financial assets, securities, stocks, bonds, deposit accounts, certificates of deposit, insurance policies, inventory, machinery, equipment, furniture, furnishings, fixtures and real estate, as security for any and all indebtedness, liabilities and obligations of the Company or any other individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to any one or more of the Banks and/or any agent for any one or more of the Banks, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such security agreements, pledge agreements, mortgages, deeds of trust, assignments, agreements of pledge, hypothecation agreements and financing statements and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (d)  to subordinate the payment and performance of any and all indebtedness, liabilities and obligations of any individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to the Company, whether now existing or hereafter incurred or arising, to the payment and performance of any and all indebtedness, liabilities and obligations of such individual, sole proprietorship, partnership, limited liability company, corporation, trust, association (incorporated or unincorporated) or other entity to any one or more of the Banks and/or any agent for any one or more of the Banks, whether now existing or hereafter incurred or arising, upon such terms and conditions as any one or more of the Banks and/or any agent for any one or more of the Banks may require, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such subordination agreements and such other agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith;

     (e)  to withdraw from any one or more of the Banks and/or any agent for any one or more of the Banks and give receipts therefor, and to authorize and request any one or more of the Banks and/or any agent for any one or more of the Banks to sell and deliver for the account of the Company, any of the assets and property of the Company at any time pledged, assigned or endorsed to any one or more of the Banks and/or any agent for any one or more of the Banks or upon which any one or more of the Banks and/or any agent for any one or more of the Banks has a lien, mortgage, deed of trust, security interest or other encumbrance;

     (f)  from time to time to amend, modify, restructure, supplement, extend, renew or terminate any arrangements or agreements with any one or more of the Banks and/or any agent for any one or more of the Banks upon such terms and conditions as such officer(s) of the Company may deem desirable, and to negotiate, enter into, execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks such agreements, documents, instruments and certificates as any one or more of the Banks and/or any agent for any one or more of the Banks may from time to time require in connection therewith; and

     (g)  to take any and all other actions and execute, perform and deliver to any one or more of the Banks and/or any agent for any one or more of the Banks any and all other agreements, documents, instruments and certificates (including, without limitation, borrowing notices, borrowing requests, borrowing base certificates, collateral reports and compliance certificates) as may be necessary or appropriate to consummate the transactions authorized by these resolutions and to perform all of the terms, provisions and conditions of each of the agreements, documents, instruments and certificates referred to in these resolutions.

     FURTHER RESOLVED, that the execution by any such officer(s) of the Company of any agreement, document, instrument or certificate referred to in these resolutions shall be conclusive evidence and full proof of the approval thereof and of all of the terms, provisions and conditions contained therein and that any and all acts and things which any such officer(s) of the Company may do or perform in conformity with the powers conferred upon them by these resolutions are hereby expressly authorized, approved, ratified and confirmed.

     FURTHER RESOLVED, that the Secretary and each other officer of the Company be, and hereby is, authorized and empowered to certify to any one or more of the Banks and/or any agent for any one or more of the Banks the names of the present officers of the Company and the offices, respectively, held by them, together with specimens of their signatures, and in case of any change of any office holder, the fact of such change and the name of any new officer together with a specimen of his or her signature; and each Bank and each agent for any one or more of the Banks are hereby authorized to honor any instrument signed by any new officer or officers in respect of whom it has received any such certificate or certificates, with the same force and effect as if said officer or officers were named in the foregoing resolutions.

     FURTHER RESOLVED, that each Bank and each agent for any one or more of the Banks shall be indemnified and held harmless by the Company from and against any and all damages, losses, liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees and expenses, incurred by such Bank or such agent in acting pursuant to these resolutions, and until each Bank and each agent for any one or more of the Banks has actually received notice in writing from the Secretary or any other officer of the Company of any change in these resolutions each Bank and each agent for any one or more of the Banks is authorized to act in pursuance hereof.

     The undersigned further certifies that the persons whose names, titles and signatures are set forth below are duly elected, qualified and acting officers of the Company and hold on the date hereof the office(s) set opposite their respective names and the signatures appearing opposite their respective names are the genuine signatures of such officers:

Name                  Title                      Signature

Craig E. LaBarge      President and Chief

                      Executive Officer          /s/CRAIG E. LaBARGE

Donald H. Nonnenkamp  Chief Financial Officer

                      and Secretary              /s/DONALD H. NONNENKAMP

     The undersigned further certifies that there have been no amendments or other changes to the Articles of Incorporation or By-Laws of the Company on or after December 22, 2008.

     IN WITNESS WHEREOF, I have hereunto set my hand as Secretary of the Company as of the 31st day of August, 2010.

                                 /s/DONALD H. NONNENKAMP

                                 Donald H. Nonnenkamp, Secretary